Note 18 - Commitments and Contingencies (Details) - Future Minimum Lease Payments Under Non-Cancelable Operating Leases During Subsequent Years (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Future Minimum Lease Payments Under Non-Cancelable Operating Leases During Subsequent Years [Abstract]
2013	$ 197
2014	221
2015	227
2016	77
Total	$ 722